Exhibit 99.3

TE CONNECTIVITY PLC

RECONCILIATION OF NON-GAAP FINANCIAL MEASURE TO GAAP FINANCIAL MEASURE

For the Quarter Ended September 27, 2024

(UNAUDITED)

		Adjustments
		Acquisition-	Restructuring
		Related	and Other	Adjusted
	U.S. GAAP	Charges	Charges, Net	(Non-GAAP) (1)

	(in millions)
Operating income:
Transportation Solutions	$410	$—	$42	$452
Industrial Solutions	241	5	57	303
Total	$651	$5	$99	$755

(1) See description of non-GAAP financial measure.

TE CONNECTIVITY PLC

RECONCILIATION OF NON-GAAP FINANCIAL MEASURE TO GAAP FINANCIAL MEASURE

For the Quarter Ended June 28, 2024

(UNAUDITED)

		Adjustments
		Acquisition-	Restructuring
		Related	and Other	Adjusted
	U.S. GAAP	Charges	Charges, Net	(Non-GAAP) (1)

	(in millions)
Operating income:
Transportation Solutions	$506	$—	$(8)	$498
Industrial Solutions	249	5	14	268
Total	$755	$5	$6	$766

(1) See description of non-GAAP financial measure.

TE CONNECTIVITY PLC

RECONCILIATION OF NON-GAAP FINANCIAL MEASURE TO GAAP FINANCIAL MEASURE

For the Quarter Ended March 29, 2024

(UNAUDITED)

		Adjustments
		Acquisition-	Restructuring
		Related	and Other	Adjusted
	U.S. GAAP	Charges	Charges, Net	(Non-GAAP) (1)

	(in millions)
Operating income:
Transportation Solutions	$477	$—	$19	$496
Industrial Solutions	215	3	21	239
Total	$692	$3	$40	$735

(1) See description of non-GAAP financial measure.

TE CONNECTIVITY PLC

RECONCILIATION OF NON-GAAP FINANCIAL MEASURE TO GAAP FINANCIAL MEASURE

For the Quarter Ended December 29, 2023

(UNAUDITED)

		Adjustments
		Acquisition-	Restructuring
		Related	and Other		Adjusted
	U.S. GAAP	Charges	Charges, Net	Tax Items	(Non-GAAP) (1)

	(in millions)
Operating income:
Transportation Solutions	$487	$—	$14	$3	$504
Industrial Solutions	211	8	7	1	227
Total	$698	$8	$21	$4	$731

(1) See description of non-GAAP financial measure.

TE CONNECTIVITY PLC

RECONCILIATION OF NON-GAAP FINANCIAL MEASURE TO GAAP FINANCIAL MEASURE

For the Quarter Ended September 29, 2023

(UNAUDITED)

		Adjustments
		Acquisition-	Restructuring
		Related	and Other	Adjusted
	U.S. GAAP	Charges	Charges, Net	(Non-GAAP) (1)

	(in millions)
Operating income:
Transportation Solutions	$420	$1	$32	$453
Industrial Solutions	215	6	25	246
Total	$635	$7	$57	$699

(1) See description of non-GAAP financial measure.

TE CONNECTIVITY PLC

RECONCILIATION OF NON-GAAP FINANCIAL MEASURE TO GAAP FINANCIAL MEASURE

For the Quarter Ended June 30, 2023

(UNAUDITED)

		Adjustments
		Acquisition-	Restructuring
		Related	and Other	Adjusted
	U.S. GAAP	Charges	Charges, Net	(Non-GAAP) (1)

	(in millions)
Operating income:
Transportation Solutions	$436	$—	$27	$463
Industrial Solutions	194	9	26	229
Total	$630	$9	$53	$692

(1) See description of non-GAAP financial measure.

TE CONNECTIVITY PLC

RECONCILIATION OF NON-GAAP FINANCIAL MEASURE TO GAAP FINANCIAL MEASURE

For the Quarter Ended March 31, 2023

(UNAUDITED)

		Adjustments
		Acquisition-	Restructuring
		Related	and Other	Adjusted
	U.S. GAAP	Charges	Charges, Net	(Non-GAAP) (1)

	(in millions)
Operating income:
Transportation Solutions	$341	$—	$78	$419
Industrial Solutions	196	8	41	245
Total	$537	$8	$119	$664

(1) See description of non-GAAP financial measure.

TE CONNECTIVITY PLC

RECONCILIATION OF NON-GAAP FINANCIAL MEASURE TO GAAP FINANCIAL MEASURE

For the Quarter Ended December 30, 2022

(UNAUDITED)

		Adjustments
		Acquisition-	Restructuring
		Related	and Other	Adjusted
	U.S. GAAP	Charges	Charges, Net	(Non-GAAP) (1)

	(in millions)
Operating income:
Transportation Solutions	$290	$2	$74	$366
Industrial Solutions	212	7	37	256
Total	$502	$9	$111	$622

(1) See description of non-GAAP financial measure.

TE CONNECTIVITY PLC

RECONCILIATION OF NON-GAAP FINANCIAL MEASURE TO GAAP FINANCIAL MEASURE

For the Year Ended September 27, 2024

(UNAUDITED)

		Adjustments
		Acquisition-	Restructuring
		Related	and Other		Adjusted
	U.S. GAAP	Charges	Charges, Net	Tax Items	(Non-GAAP) (1)

	(in millions)
Operating income:
Transportation Solutions	$1,880	$—	$67	$3	$1,950
Industrial Solutions	916	21	99	1	1,037
Total	$2,796	$21	$166	$4	$2,987

(1) See description of non-GAAP financial measure.

TE CONNECTIVITY PLC

RECONCILIATION OF NON-GAAP FINANCIAL MEASURE TO GAAP FINANCIAL MEASURE

For the Year Ended September 29, 2023

(UNAUDITED)

		Adjustments
		Acquisition-	Restructuring
		Related	and Other	Adjusted
	U.S. GAAP	Charges	Charges, Net	(Non-GAAP) (1)

	(in millions)
Operating income:
Transportation Solutions	$1,487	$3	$211	$1,701
Industrial Solutions	817	30	129	976
Total	$2,304	$33	$340	$2,677

(1) See description of non-GAAP financial measure.